Exhibit 99.1

FOR IMMEDIATE RELEASE

Norwood Financial Corp

Announces Third Quarter 2024 Results

Quarterly Highlights:

•	Net interest margin increased 19 basis points vs. the prior quarter and 7 basis points over the prior year.

•	Loans grew at an 8% annualized rate during the 3rd quarter.

•	Capital continues to improve as the negative mark-to-market effect lessens 42% since last year.

Honesdale, Pennsylvania – October 28, 2024 – Norwood Financial Corp (Nasdaq Global Market-NWFL) and its subsidiary, Wayne Bank, announced earnings for the three months ended September 30, 2024 of $3.8 million, which was $275 thousand lower than the same three-month period of last year. Net interest income was up by $892 thousand which was offset by increases in operating expense and the provision for credit losses. Earnings per share (fully diluted) were $0.48 in the three months ended September 30, 2024, compared to $0.51 in the same period of last year. The annualized return on average assets for the three months ended September 30, 2024, was 0.68%, while the annualized return on average tangible equity was 9.58%.

Net income for the nine months ended September 30, 2024, was $12.5 million, which is $3.9 million lower than the same nine-month period of 2023, due to a decrease in net interest income, an increase in the provision for credit losses, and an increase in operating expenses, partially offset by an increase in total other income. Earnings per share (fully diluted) for the nine months ended September 30, 2024, were $1.55, compared to $2.03 for the nine months ended September 30, 2023. The annualized return on average assets for the nine months ended September 30, 2024 was 0.75%. The annualized return on average tangible equity for the nine months ended September 30, 2024 was 10.82%.

Total assets as of September 30, 2024 were $2.280 billion, compared to $2.180 billion at September 30, 2023. At September 30, 2024, loans receivable were $1.675 billion, total deposits were $1.855 billion and stockholders’ equity was $195.7 million.

For the three months ended September 30, 2024, net interest income, on a fully-taxable equivalent basis (fte), totaled $16.1 million, an increase of $914 thousand compared to the same period in 2023. A $77.5 million increase in average interest-earning assets, generated an increase in interest income of $4.0 million. Interest expense increased $3.1 million mainly due to higher deposit balances and higher rates on those deposits. Net interest margin (fte) for the three months ended September 30, 2024 was 2.99%, compared to 2.92% in the same period of 2023. The tax-equivalent yield on interest-earning assets increased 58 basis points to 5.31% during the three months ended September 30, 2024, compared to the same prior year period, while the cost of interest-bearing liabilities increased 62 basis points to 3.09%.

Net interest income (fte) for the nine-months ended September 30, 2024 totaled $45.6 million, which was $1.2 million lower than the same period in 2023, due primarily to a $14.8 million increase in the cost of interest-bearing liabilities. The net interest margin (fte) was 2.87% for the nine-months ended September 30, 2024, as compared to 3.10% for the nine-months ended September 30, 2023.

Other income for the three months ended September 30, 2024, totaled $2.3 million, compared to $2.3 million for the same period in 2023. For the nine-months ended September 30, 2024, other income totaled $6.5 million, compared to $6.0 million for the nine-months ended September 30, 2023.

Other expenses totaled $12.0 million for the three months ended September 30, 2024, an increase of $755 thousand, compared to the $11.3 million for the same period of 2023. For the nine-months ended September 30, 2024, other expenses totaled $35.2 million, compared to $32.6 million for the same period in 2023, due primarily to an increase in salaries and benefits, professional fees, data processing costs and FDIC insurance.

Jim Donnelly President and CEO of Norwood Financial Corp and Wayne Bank, stated, “We are pleased to present our result of operations for the third quarter. Although strong loan growth caused an increase in our provision for credit losses we welcome the ongoing opportunity to serve our customers. Net interest margin (fte) for this quarter eclipsed the margin for last year, something that hasn’t happened since the Federal Reserve began raising interest rates. Our capital base remains above “Well-Capitalized” targets and we continue to show less impact from the market value of our bond portfolio. Additionally, our credit quality metrics remained strong during the third quarter, which we believe should benefit future performance. We appreciate the opportunity to serve our Wayne Bank customers and our customers at the Bank of the Finger Lakes and Bank of Cooperstown locations. We continue to look for opportunities available to us as we service our growing base of stockholders and customers.”

Norwood Financial Corp is the parent company of Wayne Bank, which operates from fourteen offices throughout Northeastern Pennsylvania and fifteen offices in 4 Delaware, Sullivan, Ontario, Otsego and Yates Counties, New York. The Company’s stock trades on the Nasdaq Global Market under the symbol “NWFL”.

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 contains safe harbor provisions regarding forward-looking statements. When used in this discussion, the words “believes”, “anticipates”, “contemplates”, “expects”, “bode”, “future performance” and similar expressions are intended to identify forward-looking statements. Such statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from those projected. Those risks and uncertainties include, among other things, changes in federal and state laws, changes in interest rates, our ability to maintain strong credit quality metrics, our ability to have future performance, our ability to control core operating expenses and costs, demand for real estate, government fiscal and trade policies, cybersecurity and general economic conditions. The Company undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Measures

This release references net interest income on a fully taxable-equivalent basis (fte), which is a non-GAAP (Generally Accepted Accounting Principles) financial measure. Fully taxable-equivalent net interest income was derived from GAAP interest income and net interest income using an assumed tax rate of 21%. We believe the presentation of net interest income on a fully taxable-equivalent basis ensures comparability of net interest income arising from both taxable and tax-exempt sources and is consistent with industry practice.

The following table reconciles net interest income to net interest income on a fully taxable-equivalent basis:

(dollars in thousands)	Three months ended		Nine months ended
	September 30		September 30
	2024	2023	2024	2023
Net Interest Income	$15,931	$15,039	$45,566	$46,774
Taxable equivalent basis adjustment using 21% marginal tax rate	207	185	601	554
Net interest income on a fully taxable equivalent basis	$16,138	$15,224	$46,167	$47,328

This release also references average tangible equity, which is also a non-GAAP financial measure. Average tangible equity is calculated by deducting average goodwill and other intangible assets from average stockholders’ equity. The Company believes that disclosure of tangible equity ratios enhances investor understanding of our financial position and improves the comparability of our financial data.

The following table reconciles average equity to average tangible equity:

	Three months ended		Nine months ended
(dollars in thousands)	September 30		September 30
	2024	2023	2024	2023
Average equity	$189,135	$175,224	$183,593	$174,943
Average goodwill and other intangibles	(29,440)	(29,514)	(29,457)	(29,536)
Average tangible equity	$159,695	$145,710	$154,136	$145,407

Contact: John M. McCaffery

Executive Vice President &

Chief Financial Officer

NORWOOD FINANCIAL CORP

272-304-3003

www.waynebank.com

NORWOOD FINANCIAL CORP

Consolidated Balance Sheets

(dollars in thousands, except share and per share data)

(unaudited)

	September 30
	2024	2023
ASSETS
Cash and due from banks	$47,072	$41,141
Interest-bearing deposits with banks	35,808	13,005

Cash and cash equivalents	82,880	54,146
Securities available for sale	396,891	380,499
Loans receivable	1,675,139	1,611,069
Less: Allowance for credit losses	18,699	16,086

Net loans receivable	1,656,440	1,594,983
Regulatory stock, at cost	6,329	8,843
Bank premises and equipment, net	18,503	17,254
Bank owned life insurance	46,382	46,197
Foreclosed real estate owned	0	290
Accrued interest receivable	8,062	7,759
Deferred tax assets, net	18,818	25,610
Goodwill	29,266	29,266
Other intangible assets	167	240
Other assets	16,013	14,911

TOTAL ASSETS	$2,279,751	$2,179,998

LIABILITIES
Deposits:
Non-interest bearing demand	$420,967	$430,242
Interest-bearing	1,434,284	1,316,582

Total deposits	1,855,251	1,746,824
Short-term borrowings	52,453	103,881
Other borrowings	144,959	137,447
Accrued interest payable	12,688	8,605
Other liabilities	18,746	18,539

TOTAL LIABILITIES	2,084,097	2,015,296
STOCKHOLDERS’ EQUITY
Preferred Stock, no par value per share, authorized 5,000,000 shares	—	—
Common Stock, $.10 par value per share, authorized: 20,000,000 shares, issued: 2024: 8,311,851 shares, 2023: 8,291,401 shares	831	829
Surplus	98,330	97,449
Retained earnings	140,489	137,363
Treasury stock, at cost: 2024: 221,140 shares, 2023: 222,051 shares	(5,969)	(5,957)
Accumulated other comprehensive loss	(38,027)	(64,982)

TOTAL STOCKHOLDERS’ EQUITY	195,654	164,702

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,279,751	$2,179,998

NORWOOD FINANCIAL CORP

Consolidated Statements of Income

(dollars in thousands, except per share data)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
INTEREST INCOME
Loans receivable, including fees	$25,464	$22,021	$73,266	$61,881
Securities	2,526	2,433	7,635	7,418
Other	497	54	2,194	156

Total Interest income	28,487	24,508	83,095	69,455
INTEREST EXPENSE
Deposits	10,553	7,017	31,349	17,119
Short-term borrowings	323	1,126	1,015	2,702
Other borrowings	1,680	1,326	5,165	2,860

Total Interest expense	12,556	9,469	37,529	22,681

NET INTEREST INCOME	15,931	15,039	45,566	46,774
PROVISION FOR CREDIT LOSSES	1,345	$882	$1,069	$(568)

NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	14,586	14,157	44,497	47,342
OTHER INCOME
Service charges and fees	1,517	1,527	4,364	4,192
Income from fiduciary activities	256	246	719	688
Net realized (losses) gains on sales of securities	—	—	—	(209)
Gains on sales of loans, net	103	18	145	27
Gains on sales of foreclosed real estate owned	—	13	32	13
Earnings and proceeds on life insurance policies	261	328	781	770
Other	158	174	467	520

Total other income	2,295	2,306	6,508	6,001
OTHER EXPENSES
Salaries and employee benefits	6,239	6,083	18,328	17,893
Occupancy, furniture and equipment	1,269	1,242	3,758	3,818
Data processing and related operations	1,162	876	3,208	2,465
Taxes, other than income	179	167	452	490
Professional fees	576	524	1,669	1,132
FDIC Insurance assessment	339	254	1,009	699
Foreclosed real estate	9	9	45	112
Amortization of intangibles	16	20	54	66
Other	2,242	2,101	6,683	5,974

Total other expenses	12,031	11,276	35,206	32,649
INCOME BEFORE TAX	4,850	5,187	15,799	20,694
INCOME TAX EXPENSE	1,006	1,068	3,308	4,289

NET INCOME	$3,844	$4,119	$12,491	$16,405

Basic earnings per share	$0.48	$0.51	$1.55	$2.03

Diluted earnings per share	$0.48	$0.51	$1.55	$2.03

NORWOOD FINANCIAL CORP

Financial Highlights (Unaudited)

(dollars in thousands, except per share data)

For the Three Months Ended September 30	2024	2023
Net interest income	$15,931	$15,039
Net income	3,844	4,119
Net interest spread (fully taxable equivalent)	2.23%	2.26%
Net interest margin (fully taxable equivalent)	2.99%	2.92%
Return on average assets	0.68%	0.76%
Return on average equity	8.09%	9.33%
Return on average tangible equity	9.58%	11.22%
Basic earnings per share	$0.48	$0.51
Diluted earnings per share	$0.48	$0.51

For the Nine Months Ended September 30	2024	2023
Net interest income	$45,566	$46,774
Net income	12,491	16,405
Net interest spread (fully taxable equivalent)	2.12%	2.56%
Net interest margin (fully taxable equivalent)	2.87%	3.10%
Return on average assets	0.75%	1.04%
Return on average equity	9.09%	12.54%
Return on average tangible equity	10.82%	15.08%
Basic earnings per share	$1.55	$2.03
Diluted earnings per share	$1.55	$2.03

As of September 30	2024	2023
Total assets	$2,279,751	$2,179,998
Total loans receivable	1,675,139	1,611,069
Allowance for credit losses	18,699	16,086
Total deposits	1,855,251	1,746,824
Stockholders’ equity	195,654	164,702
Trust assets under management	209,857	185,913
Book value per share	$24.92	$21.15
Tangible book value per share	$21.28	$17.49
Equity to total assets	8.58%	7.56%
Allowance to total loans receivable	1.12%	1.00%
Nonperforming loans to total loans	0.47%	0.65%
Nonperforming assets to total assets	0.35%	0.50%

NORWOOD FINANCIAL CORP

Consolidated Balance Sheets (unaudited)

(dollars in thousands)

	September 30 2024	June 30 2024	March 31 2024	December 31 2023	September 30 2023
ASSETS
Cash and due from banks	$47,072	$29,903	$19,519	$28,533	$41,141
Interest-bearing deposits with banks	35,808	39,492	92,444	37,587	13,005

Cash and cash equivalents	82,880	69,395	111,963	66,120	54,146
Securities available for sale	396,891	397,578	398,374	406,259	380,499
Loans receivable	1,675,139	1,641,356	1,621,448	1,603,618	1,611,069
Less: Allowance for credit losses	18,699	17,807	18,020	18,968	16,086

Net loans receivable	1,656,440	1,623,549	1,603,428	1,584,650	1,594,983
Regulatory stock, at cost	6,329	6,443	6,545	7,318	8,843
Bank owned life insurance	46,382	46,121	45,869	46,439	46,197
Bank premises and equipment, net	18,503	18,264	18,057	17,838	17,254
Foreclosed real estate owned	0	0	97	97	290
Goodwill and other intangibles	29,433	29,449	29,468	29,487	29,506
Other assets	42,893	44,517	46,622	42,871	48,280

TOTAL ASSETS	$2,279,751	$2,235,316	$2,260,423	$2,201,079	$2,179,998

LIABILITIES
Deposits:
Non-interest bearing demand	$420,967	$391,849	$383,362	$399,545	$430,242
Interest-bearing deposits	1,434,284	1,419,323	1,455,636	1,395,614	1,316,582

Total deposits	1,855,251	1,811,172	1,838,998	1,795,159	1,746,824
Borrowings	197,412	210,422	211,234	198,312	241,328
Other liabilities	31,434	31,534	28,978	26,538	27,144

TOTAL LIABILITIES	2,084,097	2,053,128	2,079,210	2,020,009	2,015,296
STOCKHOLDERS’ EQUITY	195,654	182,188	181,213	181,070	164,702

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,279,751	$2,235,316	$2,260,423	$2,201,079	$2,179,998

NORWOOD FINANCIAL CORP

Consolidated Statements of Income (unaudited)

(dollars in thousands, except per share data)

Three months ended	September 30 2024	June 30 2024	March 31 2024	December 31 2023	September 30 2023
INTEREST INCOME
Loans receivable, including fees	$25,464	$24,121	$23,681	$23,328	$22,021
Securities	2,526	2,584	2,526	2,504	2,433
Other	497	966	731	253	54

Total interest income	28,487	27,671	26,938	26,085	24,508
INTEREST EXPENSE
Deposits	10,553	10,687	10,110	8,910	7,017
Borrowings	2,003	2,059	2,118	1,882	2,452

Total interest expense	12,556	12,746	12,228	10,792	9,469

NET INTEREST INCOME	15,931	14,925	14,710	15,293	15,039
(RELEASE OF) PROVISION FOR CREDIT LOSSES	1,345	347	(624)	6,116	882

NET INTEREST INCOME AFTER (RELEASE OF) PROVISION FOR CREDIT LOSSES	14,586	14,578	15,334	9,177	14,157
OTHER INCOME
Service charges and fees	1,517	1,504	1,343	1,421	1,527
Income from fiduciary activities	256	225	238	210	246
Net realized (losses) gains on sales of securities	—	—	—	—	—
Gains on sales of loans, net	103	36	6	36	18
Gains on sales of foreclosed real estate owned	—	32	—	66	13
Earnings and proceeds on life insurance policies	261	253	268	242	328
Other	158	157	151	148	174

Total other income	2,295	2,207	2,006	2,123	2,306
OTHER EXPENSES
Salaries and employee benefits	6,239	5,954	6,135	5,672	6,083
Occupancy, furniture and equipment, net	1,269	1,229	1,261	1,265	1,242
Foreclosed real estate	9	15	21	17	9
FDIC insurance assessment	339	309	361	287	254
Other	4,175	3,937	3,954	3,608	3,688

Total other expenses	12,031	11,444	11,732	10,849	11,276
INCOME BEFORE TAX	4,850	5,341	5,608	451	5,187
INCOME TAX EXPENSE	1,006	1,128	1,175	96	1,068

NET INCOME	$3,844	$4,213	$4,433	$355	$4,119

Basic earnings per share	$0.48	$0.52	$0.55	$0.04	$0.51

Diluted earnings per share	$0.48	$0.52	$0.55	$0.04	$0.51

Book Value per share	$24.92	$23.26	$23.01	$22.99	$21.15
Tangible Book Value per share	21.28	19.62	19.38	19.36	17.49
Return on average assets (annualized)	0.68%	0.75%	0.80%	0.06%	0.76%
Return on average equity (annualized)	8.09%	9.41%	9.79%	0.84%	9.33%
Return on average tangible equity (annualized)	9.58%	11.26%	11.68%	1.01%	11.22%
Net interest spread (fte)	2.23%	2.05%	2.07%	2.24%	2.28%
Net interest margin (fte)	2.99%	2.79%	2.79%	2.95%	2.94%
Allowance for credit losses to total loans	1.12%	1.08%	1.11%	1.18%	1.00%
Net charge-offs to average loans (annualized)	0.08%	0.13%	0.08%	0.79%	0.59%
Nonperforming loans to total loans	0.47%	0.47%	0.23%	0.48%	0.65%
Nonperforming assets to total assets	0.35%	0.34%	0.17%	0.35%	0.50%

NORWOOD FINANCIAL CORP

NET INTEREST MARGIN ANALYSIS

(dollars in thousands)

	September 30, 2024			For the Quarter Ended June 30, 2024			September 30, 2023
	Average Balance (2)	Interest (1)	Average Rate (3)	Average Balance (2)	Interest (1)	Average Rate (3)	Average Balance (2)	Interest (1)	Average Rate (3)
Assets
Interest-earning assets:
Interest-bearing deposits with banks	$36,221	$497	5.46%	$69,173	$967	5.62%	$3,675	$54	5.83%
Securities available for sale:
Taxable	392,168	2,161	2.19	401,014	2,206	2.21	406,962	2,052	2.00
Tax-exempt (1)	67,563	461	2.71	69,126	477	2.78	70,219	483	2.73

Total securities available for sale (1)	459,731	2,622	2.27	470,140	2,683	2.30	477,181	2,535	2.11
Loans receivable (1) (4) (5)	1,651,921	25,575	6.16	1,629,283	24,220	5.98	1,589,474	22,104	5.52

Total interest-earning assets	2,147,873	28,694	5.31	2,168,596	27,870	5.17	2,070,330	24,693	4.73
Non-interest earning assets:
Cash and due from banks	28,193			26,422			27,910
Allowance for credit losses	(17,944)			(18,023)			(17,262)
Other assets	78,344			69,718			65,863

Total non-interest earning assets	88,593			78,117			76,511

Total Assets	$2,236,466			$2,246,713			$2,146,841

Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Interest-bearing demand and money market	$461,897	$2,782	2.40	$450,918	$2,397	2.14	$439,255	$1,647	1.49
Savings	221,366	13	0.02	233,676	286	0.49	238,493	77	0.13
Time	734,235	7,758	4.20	755,224	8,004	4.26	611,607	5,293	3.43

Total interest-bearing deposits	1,417,498	10,553	2.96	1,439,818	10,687	2.99	1,289,355	7,017	2.16
Short-term borrowings	53,622	323	2.40	61,689	356	2.32	116,470	1,126	3.84
Other borrowings	146,357	1,680	4.57	149,442	1,703	4.58	116,700	1,326	4.51

Total interest-bearing liabilities	1,617,477	12,556	3.09	1,650,949	12,746	3.11	1,522,525	9,469	2.47
Non-interest bearing liabilities:
Demand deposits	400,314			387,962			425,216
Other liabilities	29,540			28,308			23,876

Total non-interest bearing liabilities	429,854			416,270			449,092
Stockholders’ equity	189,135			179,494			175,224

Total Liabilities and Stockholders’ Equity	$2,236,466			$2,246,713			$2,146,841

Net interest income/spread (tax equivalent basis)		16,138	2.23%		15,124	2.06%		15,224	2.26%

Tax-equivalent basis adjustment		(207)			(199)			(185)

Net interest income		$15,931			$14,925			$15,039

Net interest margin (tax equivalent basis)			2.99%			2.80%			2.92%

(1)	Interest and yields are presented on a tax-equivalent basis using a marginal tax rate of 21%.
(2)	Average balances have been calculated based on daily balances.
(3)	Annualized
(4)	Loan balances include non-accrual loans and are net of unearned income.
(5)	Loan yields include the effect of amortization of deferred fees, net of costs.